UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

An Annual General Meeting of Shareholders (“AGM”) of TE Connectivity Ltd. (the “Company” or “TE”) was held on March 6, 2013 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 378,273,727 registered shares (90.03% of 420,156,722 registered shares outstanding and entitled to vote as of February 14, 2013, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item No. 1.  Election of eleven (11) directors:

1.1  Pierre R. Brondeau

A total of 355,874,487 shares (94.08%) were voted for and 22,399,240 shares (5.92%) were counted as voted against (including 1,623,298 votes cast against, 2,356,421 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.2  Juergen W. Gromer

A total of 357,014,234 shares (94.38%) were voted for and 21,259,493 shares (5.62%) were counted as voted against (including 484,408 votes cast against, 2,355,564 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.3  William A. Jeffrey

A total of 355,780,524 shares (94.05%) were voted for and 22,493,203 shares (5.95%) were counted as voted against (including 1,716,980 votes cast against, 2,356,702 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.4  Thomas J. Lynch

A total of 351,238,324 shares (92.85%) were voted for and 27,035,403 shares (7.15%) were counted as voted against (including 5,033,079 votes cast against, 3,582,803 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.5  Yong Nam

A total of 355,687,341 shares (94.03%) were voted for and 22,586,386 shares (5.97%) were counted as voted against (including 1,804,924 votes cast against, 2,361,941 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.6  Daniel J. Phelan

A total of 356,704,650 shares (94.30%) were voted for and 21,569,077 shares (5.70%) were counted as voted against (including 794,221 votes cast against, 2,355,335 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.7  Frederic M. Poses

A total of 355,428,294 shares (93.96%) were voted for and 22,845,433 shares (6.04%) were counted as voted against (including 2,068,585 votes cast against, 2,357,327 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.8  Lawrence S. Smith

A total of 357,293,473 shares (94.45%) were voted for and 20,980,254 shares (5.55%) were counted as voted against (including 200,643 votes cast against, 2,360,090 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.9  Paula A. Sneed

A total of 356,654,758 shares (94.28%) were voted for and 21,618,969 shares (5.72%) were counted as voted against (including 843,470 votes cast against, 2,355,978 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.10  David P. Steiner

A total of 355,420,285 shares (93.96%) were voted for and 22,853,442 shares (6.04%) were counted as voted against (including 2,079,598 votes cast against, 2,354,323 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

1.11  John C. Van Scoter

A total of 357,117,971 shares (94.41%) were voted for and 21,155,756 shares (5.59%) were counted as voted against (including 362,586 votes cast against, 2,373,649 abstentions and 18,419,521 broker non-votes, which are treated as against votes) the election of this director.

Agenda Item No. 2.1.  Approval of the 2012 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2012 and the consolidated financial statements for the fiscal year ended September 28, 2012):

A total of 375,567,414 shares (99.28%) were voted for and 2,706,313 shares (0.72%) were counted as voted against (including 157,571 votes cast against and 2,548,742 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 2.2.  Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012:

A total of 375,531,481 shares (99.28%) were voted for and 2,742,246 shares (0.72%) were counted as voted against (including 154,730 votes cast against and 2,587,516 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 2.3.  Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012:

A total of 375,491,314 shares (99.26%) were voted for and 2,782,413 shares (0.74%) were counted as voted against (including 161,074 votes cast against and 2,621,339 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 3.  Release of the members of the Board of Directors and executive officers of TE for their activities during the fiscal year ended September 28, 2012:

A total of 359,033,257 shares (94.91%) were voted for and 19,240,470 shares (5.09%) were counted as voted against (including 16,365,366 votes cast against and 2,875,104 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 4.1.  Election of Deloitte & Touche LLP as TE’s independent registered public accounting firm for fiscal year 2013:

A total of 374,471,018 shares (98.99%) were voted for and 3,802,709 shares (1.01%) were counted as voted against (including 1,437,192 votes cast against and 2,365,517 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 4.2.  Election of Deloitte AG, Zurich, Switzerland, as TE’s Swiss registered auditor until the next annual general meeting of TE:

A total of 374,706,848 shares (99.06%) were voted for and 3,566,879 shares (0.94%) were counted as voted against (including 1,195,157 votes cast against and 2,371,722 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 4.3.  Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE’s special auditor until the next annual general meeting of TE:

A total of 374,752,577 shares (99.07%) were voted for and 3,521,150 shares (0.93%) were counted as voted against (including 1,159,845 votes cast against and 2,361,305 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 5.  Advisory vote to approve executive compensation:

A total of 338,488,077 shares (89.48%) were voted for and 39,785,650 shares (10.52%) were counted as voted against (including 18,428,454 votes cast against, 2,937,675 abstentions and 18,419,521 broker non-votes, which are treated as against votes) this proposal.

Agenda Item No. 6.  Approval of a dividend payment to shareholders in a Swiss franc amount equal to US$ 1.00 per issued share to be paid in four equal quarterly installments of US$ 0.25 starting with the third fiscal quarter of 2013 and ending in the second fiscal quarter of 2014 pursuant to the terms of the dividend resolution:

A total of 375,757,403 shares (99.33%) were voted for and 2,516,324 shares (0.67%) were counted as voted against (including 116,386 votes cast against and 2,399,938 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 7.  Approval of the renewal of authorized capital and related amendment to the articles of association:

A total of 333,675,299 shares (88.21%) were voted for and 44,598,428 shares (11.79%) were counted as voted against (including 16,084,783 votes cast against and 28,513,645 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 8.  Approval of a reduction of share capital for shares acquired under TE’s share repurchase program and related amendments to the articles of association:

A total of 362,451,262 shares (95.82%) were voted for and 15,822,465 shares (4.18%) were counted as voted against (including 13,216,320 votes cast against and 2,606,145 abstentions, which are treated as against votes) this proposal.

Agenda Item No. 9.  Approval of any adjournments or postponements of the AGM:

A total of 357,102,154 shares (94.40%) were voted for and 21,171,573 shares (5.60%) were counted as voted against (including 18,648,841 votes cast against and 2,522,732 abstentions, which are treated as against votes) this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: March 6, 2013